First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Payment Summary
Collection Period Ended June 1, 2001

Available Amount to Note Holders:                                                                               3,999,225.44

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                                          -
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                                         -
(iii)        Aggregate of:
             (a) Unreimbursed Servicer Advances                                                                   571,002.75
             (b) Servicer Fees from current and prior Collection Period                                            17,349.25
             (c) Servicing Charges inadvertantly deposited in Collection Account                                           -
(iv)         Current and unpaid Back-up Servicing Fees                                                                693.97
(v)          Premium Amount due on Payment Date and unpaid Premium Amounts                                          4,215.29
             Adjustment to prior month premium amount                                                                      -
(vi)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                              291.67
(vii)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                                 -
(viii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                                       -
             Adjustment to prior month Class A-1 Note Interest                                                             -
             Class A-2 Note Interest                                                                                       -
             Class A-3 Note Interest                                                                                       -
             Class A-4 Note Interest                                                                              191,193.36
(ix)         Class B-1 Note Interest                                                                                4,490.70
(x)          Letter of Credit Bank Fee and unpaid amounts                                                             358.73
(xi)         Class B-2 Note Interest                                                                                4,206.98
(xii)        Class A-1 throught A-4 Principal Distribution Amount:
             Class A-1 Principal Distribution Amount                                                                       -
             Class A-2 Principal Distribution Amount                                                                       -
             Class A-3 Principal Distribution Amount                                                                       -
             Class A-4 Principal Distribution Amount                                                            2,850,613.10
(xiii)       Note Insuer Reimbursement Amount                                                                              -
(xiv)        Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                         61,969.85
(xv)         Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                         61,969.85
(xvi)        Letter of Credit Reimbursement Amount                                                                         -
(xvii)       Class B-3 Note Interest                                                                                4,565.71
(xviii)      Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                         61,969.85
(xix)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                                 -
(xx)         Letter of Credit Additional Reimbursement Amount                                                              -
(xxi)        Other Amounts Due Servicer under Servicing Agreement                                                          -
(xxii)       Remaining Amount to Residual Holder                                                                           -
             Additional Principal Distribution Amount to Noteholders
             Class A-1 additional Principal Distribution Amount                                                            -
             Class A-2 additional Principal Distribution Amount                                                            -
             Class A-3 additional Principal Distribution Amount                                                            -
             Class A-4 additional Principal Distribution Amount                                                   154,273.08
             Class B-1 additional Principal Distribution Amount                                                     3,353.76
             Class B-2 additional Principal Distribution Amount                                                     3,353.76
             Class B-3 additional Principal Distribution Amount                                                     3,353.76

             Reviewed By:


             ----------------------------------------------------------------------------------------------
             E. Roger Gebhart
             COO, EVP Capital Markets & Treasurer

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended June 1, 2001

                      Initial          Beginning           Base          Additional         Total            Ending       Ending
                     Principal          Principal         Principal       Principal       Principal         Principal    Certificate
       Class         Balance            Balance          Distribution    Distribution    Distribution       Balance       Factor
 --------------   -------------     ----------------   ---------------  --------------  --------------    ------------  ------------
 Class A-1        32,998,000.00                 -               -                -              -                  -       0.0000000
 Class A-2        85,479,000.00                 -               -                -              -                  -       0.0000000
 Class A-3        51,527,000.00                 -               -                -              -                  -       0.0000000
 Class A-4        38,238,000.00     36,131,028.64    2,850,613.10       154,273.08   3,004,886.18      33,126,142.46       0.8663147
                 --------------                                         ----------                                         ---------
 Total Class A   208,242,000.00     36,131,028.64    2,850,613.10       154,273.08   3,004,886.18      33,126,142.46       0.1590752
 Class B-1         4,527,000.00        782,693.40       61,969.85         3,353.76      65,323.61         717,369.79       0.1584647
 Class B-2         4,527,000.00        782,693.40       61,969.85         3,353.76      65,323.61         717,369.79       0.1584647
 Class B-3         4,527,000.00        782,693.40       61,969.85         3,353.76      65,323.61         717,369.79       0.1584647
                 --------------     ------------     ------------       ----------   ------------      -------------
 Total           221,823,000.00     38,479,108.85    3,036,522.65       164,334.37   3,200,857.02      35,278,251.83

                                                                    ADCPB at end of Collection Period  38,539,718.39
                                                             Excess of ending ADCPB over note balance   3,261,466.56
                                                                                                Floor   4,527,025.86
                                                                                                       -------------
                                                                                           Difference  (1,265,559.29)

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended June 1, 2001

Available Funds
  Collection Account balance, as of May 31, 2001                                                       2,342,397.36
  Transfer payments due Collection Account from other Bankers Trust Accounts                                      -
  Investment earnings on amounts in Collection Account                                                     5,541.57
  Payments due Collection Account from last 3 business days of Collection Period                         497,765.38
  Additional contribution for terminated trade-ups and rebooked leases                                            -
  Servicer Advance on current Determination Date                                                       1,153,521.13
                                                                                                       ------------
  Available Funds on Payment Date                                                                      3,999,225.44

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                              -
                                                                                                       ------------
Remaining Available Funds                                                                              3,999,225.44

Indemnity Payments paid inadvertantly deposited in Collection Account                                             -
                                                                                                       ------------
Remaining Available Funds                                                                              3,999,225.44

Unreimbursed Servicer Advances
  Unreimbursed Servicer Advances due                                                                     571,002.75
  Unreimbursed Servicer Advances paid                                                                    571,002.75
                                                                                                       ------------
  Unreimbursed Servicer Advances remaining unpaid                                                                 -
                                                                                                       ------------
Remaining Available Funds                                                                              3,428,222.69

Servicer Fees
  Servicer Fees due                                                                                       17,349.25
  Servicer Fees paid                                                                                      17,349.25
                                                                                                       ------------
  Servicer Fees remaining unpaid                                                                                  -
                                                                                                       ------------
Remaining Available Funds                                                                              3,410,873.44

Servicer Charges inadvertantly deposited in Collection Account                                                    -
                                                                                                       ------------
Remaining Available Funds                                                                              3,410,873.44

Back-up Servicer Fees
  Back-up Servicer Fees due                                                                                  693.97
  Back-up Servicer Fees paid                                                                                 693.97
                                                                                                       ------------
  Back-up Servicer Fees remaining unpaid                                                                          -
                                                                                                       ------------
Remaining Available Funds                                                                              3,410,179.47

Premium Amount
  Premium Amount due                                                                                       4,215.29
  Premium Amount paid                                                                                      4,215.29
                                                                                                       ------------
  Premium Amount remaining unpaid                                                                                 -
                                                                                                       ------------
Remaining Available Funds                                                                              3,405,964.18

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
  Indenture Trustee Fee due                                                                                  291.67
  Indenture Trustee Fee paid                                                                                 291.67
                                                                                                       ------------
  Indenture Trustee Fee remaining unpaid                                                                          -
                                                                                                       ------------
Remaining Available Funds                                                                              3,405,672.51

Reimbursable Trustee Expenses per 7.07(a)(ii)
  Total Indenture Trustee Expenses due                                                                            -
  Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                      75,000.00
                                                                                                       ------------
  Total Indenture Trustee Expenses paid                                                                           -
                                                                                                       ------------
  Indenture Trustee Expenses unpaid                                                                               -
Remaining Available Funds                                                                              3,405,672.51

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended June 1, 2001

Class A-1 through A-4 Note Interest on a pari passu basis:
   Class A-1 Note Interest                                                                                        -
   Class A-2 Note Interest                                                                                        -
   Class A-3 Note Interest                                                                                        -
   Class A-4 Note Interest                                                                               191,193.36
                                                                                                      -------------
   Total Class A Interest due                                                                            191,193.36
                                                                                                      -------------
Remaining Available Funds                                                                              3,214,479.15

Class B-1 Note Interest
   Class B-1 Note Interest due                                                                             4,490.70
   Class B-1 Note Interest paid                                                                            4,490.70
                                                                                                      -------------
   Class B-1 Note Interest remaining unpaid                                                                       -
                                                                                                      -------------
Remaining Available Funds                                                                              3,209,988.45

Letter of Credit Bank Fee and unpaid amounts
   Letter of Credit Bank Fee due                                                                             358.73
   Letter of Credit Bank Fee paid                                                                            358.73
                                                                                                      -------------
   Letter of Credit Bank Fee remainig unpaid                                                                      -
                                                                                                      -------------
Remaining Available Funds                                                                              3,209,629.71

Class B-2 Note Interest
   Class B-2 Note Interest due                                                                             4,206.98
   Class B-2 Note Interest paid                                                                            4,206.98
                                                                                                      -------------
   Class B-2 Note Interest remaining unpaid                                                                       -
                                                                                                      -------------
Remaining Available Funds                                                                              3,205,422.73

Class A Base Principal Distribution
   Class A Base Principal Distribution Amount due                                                      2,850,613.10
   Class A Note Principal Balance as of preceding Payment Date                                        36,131,028.64
                                                                                                      -------------
   Class A Base Principal Distribution Amount paid                                                     2,850,613.10
                                                                                                      -------------
   Class A Base Principal Distribution Amount remaining unpaid                                                    -

   Class A-1 Note Principal Balance as of preceding Payment Date                                                  -
   Class A-1 Base Principal Distribution Amount paid                                                              -
                                                                                                      -------------
   Class A-1 Note Principal Balance after distribution on Payment Date                                            -
                                                                                                      -------------

   Remaining Class A Base Principal Distribution Amount                                                2,850,613.10
                                                                                                      -------------

   Class A-2 Note Principal Balance as of preceding Payment Date                                                  -
   Class A-2 Base Principal Distribution Amount paid                                                              -
                                                                                                      -------------
   Class A-2 Note Principal Balance after distribution on Payment Date                                            -

   Remaining Class A Base Principal Distribution Amount                                                2,850,613.10
                                                                                                      -------------

   Class A-3 Note Principal Balance as of preceding Payment Date                                                  -
   Class A-3 Base Principal Distribution Amount paid                                                              -
                                                                                                      -------------
   Class A-3 Note Principal Balance after distribution on Payment Date                                            -

   Remaining Class A Base Principal Distribution Amount                                                2,850,613.10
                                                                                                      -------------

   Class A-4 Note Principal Balance as of preceding Payment Date                                      36,131,028.64
   Class A-4 Base Principal Distribution Amount paid                                                   2,850,613.10
                                                                                                      -------------
   Class A-4 Note Principal Balance after distribution on Payment Date                                33,280,415.54

Remaining Available Funds                                                                                354,809.63

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended June 1, 2001

Note Insurer Reimbursement Amount
  Note Insuer Reimbursement Amount due                                                                            -
  Note Insuer Reimbursement Amount paid                                                                           -
                                                                                                       ------------
  Note Insuer Reimbursement Amount remaining unpaid                                                               -
Remaining Available Funds                                                                                354,809.63

Class B-1 Base Principal Distribution
  Class B-1 Note Principal Balance as of preceding Payment Date                                          782,693.40
  Class B-1 Base Principal Distribution due                                                               61,969.85
  Class B-1 Base Principal Distribution paid                                                              61,969.85
                                                                                                       ------------
  Class B-1 Base Principal Distribution remaining unpaid                                                          -
  Class B-1 Note Principal Balance after distribution on Payment Date                                    720,723.55
Remaining Available Funds                                                                                292,839.78

Class B-2 Base Principal Distribution
  Class B-2 Note Principal Balance as of preceding Payment Date                                          782,693.40
  Class B-2 Base Principal Distribution due                                                               61,969.85
  Class B-2 Base Principal Distribution paid                                                              61,969.85
                                                                                                       ------------
  Class B-2 Base Principal Distribution remaining unpaid                                                          -
  Class B-2 Note Principal Balance after distribution on Payment Date                                    720,723.55
Remaining Available Funds                                                                                230,869.93

Letter of Credit Reimbursement Amount
  Letter of Credit Reimbursement Amount due                                                                       -
  Letter of Credit Reimbursement Amount paid                                                                      -
                                                                                                       ------------
  Letter of Credit Reimbursement Amount remaining unpaid                                                          -
Remaining Available Funds                                                                                230,869.93

Class B-3 Note Interest
  Class B-3 Note Interest due                                                                              4,565.71
  Class B-3 Note Interest paid                                                                             4,565.71
                                                                                                       ------------
  Class B-3 Note Interest remaining unpaid                                                                        -
                                                                                                       ------------
Remaining Available Funds                                                                                226,304.22

Class B-3 Base Principal Distribution
  Class B-3 Note Principal Balance as of preceding Payment Date                                          782,693.40
  Class B-3 Base Principal Distribution due                                                               61,969.85
  Class B-3 Base Principal Distribution paid                                                              61,969.85
                                                                                                       ------------
  Class B-3 Base Principal Distribution remaining unpaid                                                          -
  Class B-3 Note Principal Balance after distribution on Payment Date                                    720,723.55
Remaining Available Funds                                                                                164,334.37

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
  Indenture Trustee Expenses unpaid per above                                                                     -
  Remaining Indenture Trustee Expenses paid                                                                       -
                                                                                                       ------------
  Remaining Indenture Trustee Expenses unpaid                                                                     -
Remaining Available Funds                                                                                164,334.37

Additional Letter of Credit Reimbursement Amount
  Additional Letter of Credit Reimbursement Amount due                                                            -
  Additional Letter of Credit Reimbursement Amount paid                                                           -
                                                                                                       ------------
  Additional Letter of Credit Reimbursement Amount remaining unpaid                                               -
Remaining Available Funds                                                                                164,334.37

Other Amounts Due Servicer under Servicing Agreement
  Other Amounts Due Servicer under Servicing Agreement due                                                        -

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended June 1, 2001

  Other Amounts Due Servicer under Servicing Agreement paid                                                       -
                                                                                                      -------------
  Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                           -
Remaining Available Funds                                                                                164,334.37

Difference between excess of ADCPB over Ending Note Balances and Floor                                 1,429,893.67

Amount Payable to Residual Holder                                                                                 -
Remaining Available Funds to Note Holders                                                                164,334.37

Class A Additional Principal Distribution
  Remaining Available Funds to Note Holders                                                              164,334.37
  Adjusted Principal Distribution Sharing Ratio                                                              93.878%
                                                                                                      -------------
  Additional Principal Distribution to Class A                                                           154,273.08

  Class A Note Principal Balance after payment above                                                  33,280,415.54
                                                                                                      -------------
  Class A additional Principal Distribution Amount paid                                                  154,273.08
                                                                                                      -------------
  Excess cash after payment of additional Class A Principal Distribution                                          -

  Class A-1 Note Principal Balance after payment above                                                            -
  Class A-1 additional Principal Distribution Amount paid                                                         -
                                                                                                     --------------
  Class A-1 Note Principal Balance after distribution on Payment Date                                             -
                                                                                                      -------------

  Remaining Class A additional Principal Distribution Amount                                             154,273.08
                                                                                                      -------------

  Class A-2 Note Principal Balance after payment above                                                            -
  Class A-2 additional Principal Distribution Amount paid                                                         -
                                                                                                      -------------
  Class A-2 Note Principal Balance after distribution on Payment Date                                             -

  Remaining Class A additional Principal Distribution Amount                                             154,273.08
                                                                                                      -------------

  Class A-3 Note Principal Balance after payment above                                                            -
  Class A-3 additional Principal Distribution Amount paid                                                         -
                                                                                                      -------------
  Class A-3 Note Principal Balance after distribution on Payment Date                                             -

  Remaining Class A additional Principal Distribution Amount                                             154,273.08
                                                                                                      -------------

  Class A-4 Note Principal Balance after payment above                                                33,280,415.54
  Class A-4 additional Principal Distribution Amount paid                                                154,273.08
                                                                                                      -------------
  Class A-4 Note Principal Balance after distribution on Payment Date                                 33,126,142.46

Class B-1 Additional Principal Distribution
  Remaining Available Funds to Note Holders                                                              164,334.37
  Adjusted Principal Distribution Sharing Ratio                                                               2.041%
                                                                                                      -------------
  Additional Principal Distribution to Class B-1                                                           3,353.76

  Class B-1 Note Principal Balance after payment above                                                   720,723.55
  Class B-1 additional Principal Distribution paid                                                         3,353.76
                                                                                                      -------------
  Class B-1 Note Principal Balance after distribution on Payment Date                                    717,369.79

Class B-2 Additional Principal Distribution
  Remaining Available Funds to Note Holders                                                              164,334.37
  Adjusted Principal Distribution Sharing Ratio                                                               2.041%
                                                                                                      -------------
  Additional Principal Distribution to Class B-2                                                           3,353.76

  Class B-2 Note Principal Balance after payment above                                                   720,723.55
  Class B-2 additional Principal Distribution paid                                                         3,353.76
                                                                                                      -------------

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended June 1, 2001

  Class B-2 Note Principal Balance after distribution on Payment Date                                    717,369.79

Class B-3 Additional Principal Distribution
  Remaining Available Funds to Note Holders                                                              164,334.37
  Adjusted Principal Distribution Sharing Ratio                                                               2.041%
                                                                                                        -----------
  Additional Principal Distribution to Class B-3                                                           3,353.76

  Class B-3 Note Principal Balance after payment above                                                   720,723.55
  Class B-3 additional Principal Distribution paid                                                         3,353.76
                                                                                                        -----------
  Class B-3 Note Principal Balance after distribution on Payment Date                                    717,369.79

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended June 1, 2001


Calculation of Base Principal Amount
      ADCPB, beginning of Collection Period                                41,638,210.89
      ADCPB, end of Collection Period                                      38,539,718.39
                                                                           -------------
      Base Principal Amount                                                 3,098,492.50

Unreimbursed Servicing Advances
      Unreimbursed Servicing Advances from previous Collection Period       1,250,730.55
      Servicing Advances collected during the current Collection Period       679,727.80
                                                                           -------------
      Unreimbursed Servicing Advances as of current Determination Date        571,002.75

Calculation of Interest Due
                         Beginning                              Current                              Total
                         Principal             Interest         Interest              Overdue      Interest
        Class             Balance                Rate             Due                Interest        Due
      ---------       -------------            -------        ----------             --------      -----------
      Class A-1                   -            5.7325%                 -                    -                -
      Class A-2                   -            6.3500%                 -                    -                -
      Class A-3                   -            6.3500%                 -                    -                -
      Class A-4       36,131,028.64            6.3500%        191,193.36                    -       191,193.36
      Class B-1          782,693.40            6.8850%          4,490.70                    -         4,490.70
      Class B-2          782,693.40            6.4500%          4,206.98                    -         4,206.98
      Class B-3          782,693.40            7.0000%          4,565.71                    -         4,565.71
                      -------------                           ----------             --------      -----------
                      38,479,108.85            6.3761%        204,456.75                    -       204,456.75

Calculation of Principal Due
                         Base              Base                                Total
                      Principal          Principal          Overdue          Principal
        Class        Amount Pct.          Amount           Principal            Due
      ---------      -----------      ------------         ---------      ------------
      Class A           92.0%         2,850,613.10                 -      2,850,613.10
      Class B-1          2.0%            61,969.85                 -         61,969.85
      Class B-2          2.0%            61,969.85                 -         61,969.85
      Class B-3          2.0%            61,969.85                 -         61,969.85
                                      ------------         ---------      ------------
                                      3,036,522.65                 -      3,036,522.65

Calculation of Servicer Fee
      ADCPB as of the prior Calculation Date                                                    41,638,210.89
      Servicer Fee Rate                                                                                 0.500%
      One-twelfth                                                                                        1/12
                                                                                                -------------
      Servicer Fee due current period                                                               17,349.25
      Prior Servicer Fee arrearage                                                                          -
                                                                                                -------------
      Servicer Fee due                                                                              17,349.25

Calculation of Back-up Servicer Fee
      ADCPB as of the prior Calculation Date                                                    41,638,210.89
      Back-up Servicer Fee Rate                                                                         0.020%
      One-twelfth                                                                                        1/12
                                                                                                -------------
      Back-up Servicer Fee due Current Period                                                          693.97
      less overpayment from prior period                                                                    -
      Prior Back-up Servicer Fee Arrearage                                                                  -
                                                                                                -------------
      Back-up Servicer Fee due                                                                         693.97

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended June 1, 2001

Calculation of Premium Amount
      Class A Principal Amount as of the immediately preceding Collection Period                36,131,028.64
      Premium Rate                                                                                      0.140%
      One-twelfth                                                                                        1/12
                                                                                               --------------
      Premium Amount due Current Period                                                              4,215.29
      Prior Premium Amount arrearage                                                                        -
                                                                                               --------------
      Total Premium Amount due                                                                       4,215.29

Indenture Trustee Fee (per Payment Date)
      Indenture Trustee Fee (per Payment Date)                                                         291.67
      Prior Indenture Trustee Fee arrearage                                                                 -
                                                                                               --------------
      Total Indenture Trustee Fee due                                                                  291.67

Calculation of Letter of Credit Bank Fee
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)              782,693.40
      Letter of Credit Bank Fee Rate                                                                     0.55%
      One-twelfth                                                                                        1/12
                                                                                               --------------
      Letter of Credit Bank Fee due Current Period                                                     358.73
      Letter of Credit Bank Fee arrearage                                                                   -
                                                                                               --------------
      Total Letter of Credit Bank Fee arrearage due                                                    358.73

Letter of Credit Reimbursement Amount
      Letter of Credit Reimbursement Amount due current period                                              -
      Prior Letter of Credit Reimbursement Amount arrearage                                                 -
                                                                                               --------------
      Total Letter of Credit Reimbursement Amount due                                                       -

Indenture Trustee Expenses
      Indenture Trustee Expenses due                                                                        -
      Prior Indenture Trustee Expenses arrearage                                                            -
                                                                                               --------------
      Total Indenture Trustee Expenses due                                                                  -

Additional Letter of Credit Reimbursement Amount
      Additional Letter of Credit Reimbursement Amount due current period                                   -
      Prior Additonal Letter of Credit Reimbursement Amount arrearage                                       -
                                                                                               --------------
      Total Additional Letter of Credit Reimbursement Amount due                                            -

Other Amounts Due Servicer under Servicing Agreement
      Other Amounts Due Servicer under Servicing Agreement - current period                                 -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                -
                                                                                               --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                            -

Floor Calculation
      Initial ADCPB                                                                            226,351,292.85
      Floor percent                                                                                      2.00%
                                                                                               --------------
      Floor                                                                                      4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                                38,539,718.39

      Aggregate Note Balances prior to any payment on current Payment Date                      38,479,108.85
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                    2,850,613.10

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended June 1, 2001

      Class B-1                                                                                     61,969.85
      Class B-2                                                                                     61,969.85
      Class B-3                                                                                     61,969.85
                                                                                                -------------
      Total Base Principal Amount distributions on current payment date                          3,036,522.65
                                                                                                -------------
      Aggregate Note Balance after payment of Base Principal Amount                             35,442,586.20
                                                                                                -------------
      Excess of ADCPB over Ending Note Balances                                                  3,097,132.19

      Difference between excess and floor                                                        1,429,893.67

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended June 1, 2001

Restricting Event Determination:

                                                                                                                          Yes/No
                                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                                              No
     B) Note Insuer has Made a Payment (Yes/No)                                                                             No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                     No

Events of Default: Section 8.01 of Indenture
                                                                                                                          Yes/No
                                                                                                                          ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest requried to be made under
     the terms of such Notes or the Indenture when due; and,                                                                No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the
     Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on depositin the
     Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date,
     the Class A-4 Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity
     Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class
     A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.                   No

Events of Servicer Termination: Section 6.01 of Servicing Agreement

       Section                                                 Event                                                      Yes/No
      --------    ---------------------------------------------------------------------------------------------------     ------
     6.01(i)      Failue to make payment requried                                                                           No
     6.01(ii)     Failue to submit Monthly Statement                                                                        No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                       No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                             No
     6.01(v)      Servicer files a volunatry petition for bankruptcy                                                        No
     6.01(vi)     Order of judgement in excess of $500,000                                                                  No
     6.01(vii)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within 60 days       No
     6.01(viii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                 No
     6.01(ix)     Servicer Trigger Event as contained in the Insurance Agreement has occurred.                              No

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended June 1, 2001

Gross Charge Event Calculation:
                                                                                                                    Result
                                                                                                            ----------------------
     Gross Charge Off Ratio Current Period                                                                                 -1.33%
     Gross Charge Off Ratio Prior Period                                                                                   -0.82%
     Gross Charge Off Ratio Second Prior Period                                                                            -0.41%
                                                                                                                            ----
     Average of Gross Charge Off Ratio for Three Periods                                                                   -0.85%
     Maximum Allowed                                                                                                        2.50%

     Gross Charge Off Ratio:
     ----------------------
                                 ADCPB of                                                                   Gross Charge Off Ratio
                              All Defaulted            Less                                                      Charge Offs/
                                Contracts           Recoveries           Charge Offs         ADCPB                  ADCPB
                              -------------         ----------           -----------     -------------      ----------------------
     Current Period            274,740.09           317,411.45            -42,671.36     38,539,718.39                       -1.33%
     Prior Period               23,373.14            51,929.99            -28,556.85     41,638,210.89                       -0.82%
     Second Prior Period        80,817.00            95,773.52            -14,956.52     44,160,069.57                       -0.41%


Delinquency Event Calculation:
                                                                                                                    Results
                                                                                                            ----------------------
     Delinquency Trigger Ratio Current Period                                                                                3.13%
     Delinquency Trigger Ratio Prior Period                                                                                  3.44%
     Delinquency Trigger Ratio Second Prior Period                                                                           3.57%
                                                                                                                             -----
     Average of Delinquency Trigger Ratios                                                                                   3.38%
     Maximum Allowed                                                                                                         7.50%

     Delinquency Trigger Ratio:
     -------------------------
                                   A                    B                  A/B
                                   -                    -                  ---
                               ADCPB of              ADCPB of
                          Contract > 30 Day       All Contracts    Delinquency Trigger
                               Past Due          As of Month-End         Ratio:
                           ----------------      ---------------   -------------------
     Current Period            1,224,905.36        39,176,417.73                  3.13%
     Prior Period              1,454,480.55        42,336,706.36                  3.44%
     Second Prior Period       1,578,548.54        44,160,069.57                  3.57%

                                  ADCPB        Delinquency Ratio
                           ----------------    -----------------
     Current                     37,951,512                96.87%
     31-60 Days Past Due            512,719                 1.31%
     61-90 Days Past Due            153,995                 0.39%
     91+ Days Past Due              558,191                 1.42%
                                 ----------               ------
     TOTAL                       39,176,418               100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                                                      226,351,292.85
     Maximum Substitution (10% of Initial)                                                                          22,635,129.29

     Prior month Cumulative ADCPB Substituted                                                                        3,197,626.96
     Current month ADCPB Substituted                                                                                            -
                                                                                                                  ---------------
     Cumulative ADCPB Substituted                                                                                    3,197,626.96

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